Exhibit 3.5.26

Delaware	PAGE 1
The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF “HHI FORMTECH, LLC” AS RECEIVED AND FILED IN THIS OFFICE.

THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

CERTIFICATE OF FORMATION, FILED THE TWENTY-FIRST DAY OF JULY, A.D. 2009, AT 4:04 O’CLOCK P.M.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM “HHI POWERTRAIN, LLC” TO “HHI FINANCE, LLC”, FILED THE ELEVENTH DAY OF AUGUST, A.D. 2009, AT 12:34 O’CLOCK P.M.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM “HHI FINANCE, LLC” TO “HHI FUNDING, LLC”, FILED THE TWELFTH DAY OF AUGUST, A.D. 2009, AT 3:21 O’CLOCK P.M.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM “HHI FUNDING, LLC” TO “HHI FORMTECH, LLC”, FILED THE THIRTIETH DAY OF SEPTEMBER, A.D. 2009, AT 9:57 O’CLOCK A.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID LIMITED LIABILITY COMPANY, “HHI FORMTECH, LLC”.

	[SEAL]	/s/ Jeffrey W. Bullock

		Jeffrey W. Bullock, Secretary of State
4711859 8100H		AUTHENTICATION:	1768374
141277295		DATE:	10-09-14
You may verify this certificate online at corp.delaware.gov/authver.shtml

State of Delaware Secretary of State Division of Corporations Delivered 04:08 PM 07/21/2009 FILED 04:04 PM 07/21/2009 SRV 090715679 - 4711859 FILE

CERTIFICATE OF FORMATION

OF

HHI POWERTRAIN, LLC

Pursuant to 6 Del. C. § 18-201

1. The name of the limited liability company is HHI Powertrain, LLC.

2. The address of the registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, County of New Castle. The name of the registered agent at such address is The Corporation Trust Company.

3. The term of the limited liability company shall be perpetual.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation this 21st day of July, 2009.

/s/ Michael L. Whitchurch
Michael L. Whitchurch
Authorized Person

1781663

State of Delaware Secretary of State Division of Corporations Delivered 12:37 PM 08/11/2009 FILED 12:34 PM 08/11/2009 SRV 090769432 - 4711859 FILE

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF FORMATION

OF

HHI POWERTRAIN, LLC

1. The name of the limited liability company is HHI Powertrain, LLC.

2. The Certificate of Formation of the limited liability company is hereby amended as follows:

The name of the limited liability company is HHI Finance, LLC.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment this 11th day of August, 2009.

HHI POWERTRAIN, LLC

/s/ Michael L. Whitchurch
Michael L. Whitchurch
Authorized Person

1786804

State of Delaware Secretary of State Division of Corporations Delivered 03:30 PM 08/12/2009 FILED 03:21 PM 08/12/2009 SRV 090774171 - 4711859 FILE

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF FORMATION

OF

HHI FINANCE, LLC

1. The name of the limited liability company is HHI Finance, LLC.

2. The Certificate of Formation of the limited liability company is hereby amended as follows:

The name of the limited liability company is HHI Funding, LLC.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment this 12th day of August, 2009.

HHI FINANCE, LLC

/s/ Michael L. Whitchurch
Michael L. Whitchurch
Authorized Person

1787397

State of Delaware Secretary of State Division of Corporations Delivered 10:00 AM 09/30/2009 FILED 09:57 AM 09/30/2009 SRV 090896272 - 4711859 FILE

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF FORMATION

OF

HHI FUNDING, LLC

1. The name of the limited liability company is HHI Funding, LLC.

2. The Certificate of Formation of the limited liability company is hereby amended as follows:

The name of the limited liability company is HHI FormTech, LLC.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment this 30th day of September, 2009.

HHI FUNDING, LLC

/s/ Michael L. Whitchurch
Michael L. Whitchurch
Authorized Person

1803856